EX-32.1 CERTIFICATION OF CEO
                                                                    EXHIBIT 32.1

                    SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the quarterly report of Azul Studios International Inc. (the "Company") on Form l0-QSB for the quarter ended September 30, 2005, James Vandeberg, President, Chief Executive Officer and Director hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES - OXLEY Act of 2002, that to the best of his knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: June 23, 2006
                       By: James Vandeberg, President, CEO & Director
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